EXHIBIT 10.1

Supplementary Agreement

on Amendment of Foreign Exchange Loan Contact

The Borrower:	Maxtor Technology (Suzhou) Co., Ltd.

No. of Business License:	021104

Legal Representative:	TEH KEE HONG

Account-opening Bank:	Bank of China SIP Sub-branch

Account No:	USD A/C 23865508091014

Address:	Export Processing Zone, Suzhou Industrial Park

Contact:	By Phone 65-68492828

By E-mail C_S_Tiong@maxtor.com

The Lender:	Bank of China SIP Sub-branch

Legal Representative:	Zhang Jiawen

Address:	328 Donghan Road, Suzliou, China

Contact:	By Phone 0512-67264268

BY Fax 0512-67269297

By E-mail zhangjw@bocsip.com

The Borrower and the lender signed the FOREIGN EXCHANGE LOAN CONTRACT (Called “Main Contract” as follows) No. YZDZ(2003)NO.197 on Oct. 10th, 2003. Since the borrower has changed the operation mode, the two parties reach this supplementary agreement on the basis of full negotiation:

Article One Amendment on Main Contract

The related items in Main Contract shall be amended as follows after this agreement comes into force

1 “The final maturity date” shall fall on Apr 15th, 2009 instead of Apr 15th, 2013;

2 The item 8.1 in Main Contract shall be amended as: “ Subject to clause 8.2 below, the Borrower shall repay USD 15 million on October 9, 2008 and repay the remaining USD 15 million on the final maturity date”.

Article Two Explanation

This agreement shall be an integrated part of the Main Contract. For any inconsistent contents between the main contract and this agreement, this agreement shall prevail. The rest of the items in the Main Contract shall be effective continuously except for the special provisions in this agreement.

Article Three Commencement of Agreement

This agreement shall take effect after the authorized signatories of both parties have signed, impressed their respective official chops on and date this agreement.

This agreement is in both Chinese and English and executed in four counterparts each of the borrower and the lender keeps two counterparts all with equal force and effect.